Supplement dated March 15, 2016
to the Statement of Additional Information (the SAI), dated March 1, 2016, for the following fund:
Fund
Columbia Funds Series Trust
Columbia Global Strategic Equity Fund
The information under the subsection "The Investment Manager and Subadvisers - Portfolio Managers" in the "Investment Management and Other Services" section of the SAI for the above mentioned Fund has been superseded and replaced with the following:
		Other Accounts Managed (excluding the Fund)			Ownership of Fund Shares	Potential Conflicts of Interest	Structure of Compensation
Fund	Portfolio Manager	Number and Type of Account*	Approximate Total Net Assets	Performance- Based Accounts**
For Funds with fiscal period ending January 31
Global Strategic Equity Fund	Melda Mergen(i)	2 RICs 12 other accounts	$1.32 billion $299.04 million	None	None	(1)	(6)
	Mark Burgess	3 PIVs 12 other accounts	$3.02 billion $28,079.30	None	None (c)	(4)	(7)
*	RIC refers to a Registered Investment Company; PIV refers to a Pooled Investment Vehicle.
**	Number and type of accounts for which the advisory fee paid is based in part or wholly on performance and the aggregate net assets in those accounts.
(c)	The Fund is available for sale only in the U.S. The portfolio managers do not reside in the U.S. and therefore do not hold any shares of the Fund.
(i)	The portfolio manager began managing the Fund after its last fiscal year end; reporting information is provided as of January 31, 2016.
The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.
SUP915_00_019_(03/16)